Exhibit 1

PSEG POWER LLC
(a Delaware limited liability company)

Senior Debt Securities

UNDERWRITING AGREEMENT

[________], 20[__]

[Names and Addresses of Underwriters]

Ladies and Gentlemen:

     PSEG Power LLC, a Delaware limited liability company (the “Company”), proposes to issue and sell up to $2,500,000,000 aggregate initial public offering price of its senior debt securities (the “Notes”), from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

     The Notes will be issued in one or more series pursuant to the provisions of an Indenture dated as of April 16, 2001 as amended and supplemented by the First Supplemental Indenture, dated as of March 13, 2002 (the “Indenture”) among the Company, PSEG Nuclear LLC, a Delaware limited liability company (“Nuclear”), PSEG Fossil LLC, a Delaware limited liability company (“Fossil”), PSEG Energy Resources & Trade LLC, a Delaware limited liability company (“ER&T”), and The Bank of New York Mellon, a New York banking corporation, as Trustee (the “Trustee”). The Notes and the Guarantees (as defined below) are hereinafter together referred to as the “Securities.” Nuclear, Fossil and ER&T are individually referred to herein as a “Guarantor” and collectively referred to herein as the “Guarantors,” as the context requires. Each of Nuclear, Fossil and ER&T will jointly and severally and unconditionally guarantee the payment of principal and interest and any make-whole premium on the Notes (each, a “Guarantee” and collectively, the “Guarantees”). Each series of Notes may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements, conversion provisions and any other variable terms established by or pursuant to the Indenture.

     Whenever the Company determines to make an offering of Securities through [______________] (the “Representative”; provided that the term “Representative” shall only apply to [_____________] to the extent that such party is designated as a representative of a particular offering of Securities), or through an underwriting syndicate managed by the Representative, the Company will enter into an agreement (each, a “Terms Agreement”) providing for the sale of such Securities to, and the purchase and offering thereof by, the Representative and such other underwriters, if any, selected by the Representative (the “Underwriters,” which term shall include the Representative, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Securities shall specify the aggregate principal amount of Securities to be initially issued (the “Initial Underwritten Securities”), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than the

Representative acting as co-manager in connection with such offering, the aggregate principal amount of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the Applicable Time (as defined below), the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities. In addition, if applicable, such Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the aggregate principal amount of Securities subject to such option (the “Option Underwritten Securities”). As used herein, the term “Underwritten Securities” shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and the Representative, acting for itself and, if applicable, as representative of any other Underwriters. Each offering of Underwritten Securities through the Representative as the sole Underwriter or through an underwriting syndicate managed by the Representative will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

     The Company and the Guarantors have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-[______]) for the registration of the Securities under the Securities Act of 1933, as amended (the “1933 Act”), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”). Such registration statement has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”), and the Company and the Guarantors have filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement and each such post-effective amendment has been declared effective by the Commission. Promptly after execution and delivery of the applicable Terms Agreement, the Company and the Guarantors will prepare and file a prospectus supplement relating to the Underwritten Securities in accordance with the provisions of Rule 430B (“Rule 430B”) of the 1933 Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Any information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Each prospectus and prospectus supplement, if any, used in connection with the offering of the Underwritten Securities that omitted Rule 430B Information, together with the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the Rule 430B Information, are hereinafter collectively referred to as the “Registration Statement.” “Registration Statement” without reference to a time means the Registration Statement as of the time of the first contract of sale for a particular issue of the

Securities, which time shall be considered the “new effective date” of the Registration Statement with respect to such Securities (within the meaning of Rule 430B(f)(2) under the 1933 Act). Notwithstanding the foregoing, if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the “Rule 462(b) Registration Statement”), then, after such filing, all references to “Registration Statement” shall also be deemed to include the Rule 462(b) Registration Statement. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The base prospectus and final prospectus supplement, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Underwritten Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution and delivery of the applicable Terms Agreement, is herein called the “Prospectus.” For purposes of this Underwriting Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

     All references in this Underwriting Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties. The Company and each Guarantor, jointly and severally, represents and warrants to the Representative, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Applicable Time, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a “Representation Date”), as follows:

     (1) Compliance with Registration Requirements. The Company and each Guarantor meets the requirements for use of Form S-3 under the 1933 Act in connection with the offering and sale of Securities. The Registration Statement has been declared effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any prospectus has been issued under the 1933 Act and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or any Guarantor or related to any offering of Securities have been instituted or are pending or, to the knowledge of the Company or any Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, the Indenture has been duly qualified under the 1939 Act.

     At the respective times the Original Registration Statement and each amendment thereto became effective and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, the Registration Statement complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the “1939 Act Regulations”), and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     The Prospectus and each amendment or supplement thereto, if any, at the time the Prospectus or any such amendment or supplement is issued and at the Closing Time and at each Date of Delivery, if any, complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and neither the Prospectus nor any amendment or supplement thereto included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Each preliminary prospectus (including the base prospectus filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered or made available to the Underwriters for use in connection with the offering of Underwritten Securities was and will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     As of the Applicable Time, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) (including the Final Term Sheet (as defined in Section 3(b))) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     As used in this subsection and elsewhere in this Underwriting Agreement:

     “Applicable Time” means such time and date as indicated in the applicable Terms Agreement.

     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the

Underwritten Securities that (i) is required to be filed with the Commission, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Underwritten Securities or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s and each Guarantor’s records pursuant to Rule 433(g).

     “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule A to the applicable Terms Agreement, and the Final Term Sheet.

     “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

     “Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary prospectus or other prospectus deemed to be a part thereof.

     Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering and sale of the Underwritten Securities or until any earlier date that the Company and the Guarantors notified or notifies you as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus. The Company and the Guarantors have complied with the requirements of Rule 164 and Rule 433 of the 1933 Act Regulations with respect to each Issuer Free Writing Prospectus.

     The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the General Disclosure Package or the Prospectus made in reliance upon and in conformity with written information furnished to the Company and the Guarantors by any Underwriter through the Representative expressly for use therein.

     (2) Status as Non-Ineligible Issuer. At the earliest time that the Company, any Guarantor or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Underwritten Securities and at each Representation Date, neither the Company nor any Guarantor was or is an “ineligible issuer,” as defined in Rule 405 of the 1933 Act Regulations.

     (3) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder

(the “1934 Act Regulations”) and, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, (a) at the time the Original Registration Statement became effective and (b) at each Representation Date, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (4) Independent Accountants. The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement, the General Disclosure Package or the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and the Public Company Accounting Oversight Board (United States).

     (5) Financial Statements. The financial statements of the Company included in the Registration Statement, the General Disclosure Package or the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, member’s equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. Except as otherwise included in the Registration Statement, the General Disclosure Package and the Prospectus, neither pro forma financial statements of the Company nor the financial statements of any entity other than the Company are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations. The supporting schedules, if any, included in the Registration Statement, the General Disclosure Package or the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The Company’s ratios of earnings to fixed charges included in the Registration Statement (including Exhibit 12), the General Disclosure Package or the Prospectus have been calculated in compliance with Item 503(d) of Regulation S-K of the 1933 Act Regulations. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.

     (6) No Material Adverse Change in Business. Neither the Company nor any Guarantor has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure

Package and the Prospectus any material loss from fire, explosion, flood, accident or other calamity not fully covered by insurance, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development involving a prospective material adverse change, in the general affairs, financial condition, earnings or business affairs of the Company and its subsidiaries, including each Guarantor (each such subsidiary and Guarantor, a “Subsidiary” and, collectively, the “Subsidiaries”), considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Change”); (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise; (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its Subsidiaries on any class of its membership interests other than, in the case of the Company, to Public Service Enterprise Group Incorporated and, in the case of such Subsidiaries, to the Company or any Guarantor; and (D) there has not been any material increase in the long-term debt of the Company and its Subsidiaries considered as one enterprise.

     (7) Good Standing of the Company. The Company has been duly organized, is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization, has the requisite power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change.

     (8) Good Standing of Guarantors and Significant Subsidiaries. Each Guarantor and each Subsidiary of the Company or a Guarantor which is a significant subsidiary, as defined in Rule 405 of Regulation C of the 1933 Act Regulations (each, a “Significant Subsidiary”), has been duly incorporated or organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, has the requisite power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change. All of the issued shares of capital stock or membership interests of each Guarantor and each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or a direct wholly-owned Subsidiary of the Company or a Guarantor, as the case may be, free and clear of all liens, encumbrances, equities or claims. None of the outstanding shares of capital stock or membership interests of any Guarantor or Significant Subsidiary were issued in violation of preemptive or other similar rights of any security holder of such Guarantor or Significant Subsidiary, as the case may be.

     (9) Capitalization. The authorized, issued and outstanding membership interest of the Company is as set forth in the Company’s most recent Annual Report on Form 10-K or, if applicable, subsequent Quarterly Report on Form 10-Q (except for subsequent issuances thereof, if any, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of convertible securities or options, in each case which are referred to in the Registration Statement, the General Disclosure Package and the Prospectus). The sole membership interest in the Company has been duly authorized and validly issued by the Company and is fully paid and non-assessable and is directly owned by Public Service Enterprise Group Incorporated, free and clear of all liens, encumbrances, equities or claims and such membership interest was not issued in violation of preemptive or other similar rights of any security holder of the Company.

     (10) Authorization of this Underwriting Agreement and Terms Agreement. This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company and each Guarantor.

     (11) Authorization of Notes. The Notes being sold pursuant to the applicable Terms Agreement have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. At the Closing Time, such Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the requisite consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. Such Notes will be in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the Indenture.

     (12) Authorization of Guarantees. The Guarantees being sold pursuant to the applicable Terms Agreement have been, or as of the date of such Terms Agreement will have been, duly authorized by the Guarantors for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. At the Closing Time, such Guarantees will have been duly executed by the Guarantors and the Guarantees, when the Notes are duly executed by the Company at the Closing Time and authenticated in the manner provided for in the Indenture and delivered against payment of the requisite consideration therefor, will constitute valid and legally binding obligations of each applicable Guarantor, enforceable against each applicable Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any obligations payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. Each registered holder of Notes will be entitled to the benefits of the Guarantees.

     (13) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and constitutes a valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued or issuable under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

     (14) Descriptions of the Underwritten Securities and the Indentures. The Indenture conforms, and, upon issuance, the Underwritten Securities will conform, in all material respects to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and will be substantially in the forms filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     (15) Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its Limited Liability Company Operating Agreement, Certificate of Formation, other organizational document or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its Subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not result in a Material Adverse Change. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement, the Indenture, the Notes, the Guarantees

and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Guarantors in connection with the transactions contemplated hereby or thereby or in the Registration Statement, the General Disclosure Package and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described therein) and compliance by the Company and the Guarantors with their obligations hereunder and thereunder have been duly authorized by all necessary company action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Subsidiaries pursuant to, any Agreements and Instruments, nor will such action result in any violation of the provisions of the organizational documents or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

     (16) Absence of Labor Dispute. Other than as set forth in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, no labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company or the Guarantors, is imminent, and neither the Company nor any Guarantor has actual knowledge of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Change.

     (17) Absence of Proceedings. Other than as set forth in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Guarantors, threatened, against or affecting the Company or any of its Subsidiaries which is required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus (other than as stated in the Registration Statement, the General Disclosure Package and the Prospectus), or which might reasonably be expected to result in a Material Adverse Change, or which might reasonably be expected to materially and adversely affect the consolidated assets, properties or operations thereof or the consummation of the transactions contemplated under the Registration Statement, the General Disclosure Package and the Prospectus, this Underwriting Agreement, the applicable Terms Agreement, the Notes, the Guarantees or the Indenture, or the performance by the Company or any Guarantor of their respective obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Change.

     (18) Accuracy of Exhibits. There are no contracts or documents which are required under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations to be described in the Registration Statement, the General Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

     (19) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company and any Guarantor of this Underwriting Agreement, the applicable Terms Agreement, the Indenture, the Notes or the Guarantees or for the performance by the Company and the Guarantors of the transactions contemplated under the Registration Statement, the General Disclosure Package, the Prospectus, this Underwriting Agreement, such Terms Agreement, the Notes, the Guarantees or the Indenture, except the registration of the Securities under the 1933 Act, the qualification of the Indenture under the 1939 Act and such consents, approvals, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance and sale of the Securities and except such as have been already made, obtained or rendered, as applicable.

     (20) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess such Governmental Licenses would not, singly or in the aggregate, result in a Material Adverse Change. The Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Change. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Change. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

     (21) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except

(A) as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus or (B) those which do not, singly or in the aggregate, materially affect the value of the properties owned by the Company and its Subsidiaries considered as one enterprise and do not interfere in any material respect with the use made and proposed to be made of such properties. All of the leases and subleases material to the business of the Company and its Subsidiaries considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties, are in full force and effect, and neither the Company nor any of its Subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease.

     (22) Insurance. The Company and its Subsidiaries have in full force and effect insurance with insurers believed to be reputable by the Company, covering their assets, properties, operations, personnel and business against such losses, damage, risks and hazards as are adequate in accordance with customary industry practice to protect the Company and its Subsidiaries considered as one enterprise.

     (23) Commodity Exchange Act. The Underwritten Securities being sold pursuant to the applicable Terms Agreement will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the “Commodity Exchange Act Regulations”).

     (24) Investment Company Act. Neither the Company nor any Guarantor is, or upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

     (25) Environmental Laws. Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus or except as would not, singly or in the aggregate, result in a Material Adverse Change, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable

Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances known to the Company that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

     (26) Patriot Act. The Company will apply the net proceeds received from the offering and sale of the Underwritten Securities as described in the Registration Statement, the General Disclosure Package and the Prospectus and, to the knowledge of the Company and the Guarantors, none of such net proceeds will be used to further any action in violation or contravention of the U.S.A. Patriot Act or otherwise violate or contravene the rules, regulations or policies of the U.S. Office of Foreign Assets Control.

     (27) Internal Control Over Financial Reporting. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in any such party’s internal control over financial reporting (whether or not remediated) and (B) no change in any such party’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, such internal control over financial reporting.

     (28) Disclosure Controls and Procedures. The Company employs disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

     (29) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

     (30) Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering and sale of the Underwritten Securities.

     (31) No Unlawful Contributions or Other Payments. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

     (32) No Conflict with Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

     (b) Officers’ Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company and the Guarantors, as applicable, to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     SECTION 2. Sale and Delivery to Underwriters; Closing.

     (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Option Underwritten Securities. Subject to the terms and conditions herein set forth, the Company and the Guarantors may grant, if so provided in the applicable Terms Agreement, an option to the Underwriters, severally and not jointly, to purchase up to the aggregate principal amount of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by the Representative to the Company and the Guarantors setting forth the aggregate principal amount of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a “Date of Delivery”) shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by the Representative and the Company and the Guarantors. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total aggregate principal amount of Option Underwritten Securities then being purchased which the aggregate principal amount of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total aggregate principal amount of Initial Underwritten Securities.

     (c) Payment. Payment of the purchase price for, and delivery of, the Initial Underwritten Securities shall be made at the offices of the Company, 80 Park Plaza, Newark, New Jersey 07101, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called “Closing Time”). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the above-mentioned offices of the Company, or at such other place as shall be agreed upon by the Representative and the Company, on the relevant Date of Delivery as specified in the notice from the Representative to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. The Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. The Underwritten Securities shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. The Underwritten Securities will be made available for examination and packaging by the Representative in The City of New York not later than 9:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company and the Guarantors. The Company and each Guarantor covenants with the Representative and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company and the Guarantors, subject to Section 3(b), will comply with the requirements of Rule 430B and will notify the Representative promptly, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement or of a new registration statement relating to the Securities or the filing of any supplement or amendment to the Prospectus or any preliminary prospectus, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any preliminary prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company or any Guarantor becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Underwritten Securities. The Company and the Guarantors will promptly effect the filings necessary pursuant to Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company and the Guarantors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, promptly to use its best efforts to obtain its withdrawal.

     (b) Filing of Amendments and 1934 Act Documents; Preparation of Final Term Sheet. The Company and the Guarantors will give the Representative notice of their intention to file or prepare any amendment to the Registration Statement or a new registration statement relating to the Securities or any amendment, supplement or revision to any preliminary prospectus (including the base prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document of which the Representative or counsel for the Underwriters shall reasonably disapprove. The Company and the Guarantors have given the Representative notice of any filings made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company and the Guarantors will give the Representative notice of their intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representative or counsel for the Underwriters shall object. The Company and the Guarantors will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Underwritten Securities, in form and substance satisfactory to the Underwriters and attached as an exhibit to the applicable Terms Agreement, and shall promptly file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 as soon as possible after the execution of such Terms Agreement.

     (c) Delivery of Registration Statements. The Company and the Guarantors have furnished or will deliver to the Representative and counsel for the Underwriters, in such quantities as the Representative may reasonably request, without charge, signed copies of the Original Registration Statement and any new registration statement containing the Prospectus and, in each case, any amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Original Registration Statement and any new registration statement containing the Prospectus and, in each case, any amendment thereto (without exhibits) for each of the Underwriters. The Original Registration Statement and any new registration statement and, in each case, any amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company and the Guarantors will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus and any amendment or supplement thereto as such Underwriter may reasonably request, and the Company and each Guarantor hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company and each Guarantor will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. Each preliminary prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company and each Guarantor will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations would be required to be delivered) in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company and the Guarantors, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement, to file a new registration statement or to amend or supplement the General Disclosure Package or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Guarantors will: (i) promptly prepare and file with the Commission, subject to Sections 3(b) and 3(l), such amendment or supplement or new registration statement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements; (ii) use their best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement); and (iii) furnish to the Underwriters, without charge, such number of copies of such amendment or supplement or new registration statement as the Underwriters may reasonably request. If, prior to the completion of the public offer and sale of the Underwritten Securities, at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement (or any other registration statement relating to the Underwritten Securities) or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company and the Guarantors will promptly (i) notify the Representative and (ii) either (1) amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission or (2) file a report with the Commission under the 1934 Act that corrects such untrue statement or omission and notify the Representative in writing that such Issuer Free Writing Prospectus shall no longer be used.

     (f) Blue Sky Qualifications. The Company and the Guarantors will use their best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that neither the Company nor any Guarantor shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company and the Guarantors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

     (g) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

     (i) Listing. The Company and the Guarantors will use their best efforts to effect the listing of the Underwritten Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

     (j) Restriction on Sale of Securities. Between the date of the applicable Terms Agreement and the Closing Time or such other date specified in such Terms Agreement, neither the Company nor any Guarantor will, without the prior written consent of the Representative, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, the Securities specified in such Terms Agreement.

     (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations would be required to be delivered) under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (l) Free Writing Prospectuses. The Company and each Guarantor represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Representative and the prior consent of the Company and each Guarantor, it has not made and will not make any offer relating to the Underwritten Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided, however, that the Underwriters are authorized to use any free writing prospectus that contains substantially only information specified in the Final Term Sheet. Any such free writing prospectus consented to by the Company and each Guarantor and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company and each Guarantor represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to each and every Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

     (m) Renewal of Registration Statement. The date of any agreement by an Underwriter to act as principal or agent in connection with the Underwritten Securities is not more than three years subsequent to the initial effective date of the Registration Statement (the “Renewal Date”). If, immediately prior to the third anniversary of the Renewal Date, any of such Underwritten Securities remain unsold by the applicable Underwriter(s) and a Prospectus is required to be delivered or made available by such Underwriter(s) under the 1933 Act or the 1934 Act in connection with the sale of such Underwritten Securities, the Company and each Guarantor will, prior to the Renewal Date and subject to Section 3(b), file, if they have not already done so, a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to such Underwritten Securities, and, if such registration statement is not an automatic shelf registration statement, will use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Date, and will take all other reasonable actions necessary or appropriate to permit the public offering and sale of such Underwritten Securities to continue as contemplated in the expired registration statement relating to such Underwritten Securities. References herein to the “Registration Statement” shall include such new shelf registration statement or automatic shelf registration statement, as the case may be.

     SECTION 4. Payment of Expenses. (a) Expenses. The Company and the Guarantors will pay all expenses incident to the performance of their obligations under this Underwriting Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Original Registration Statement (including financial statements and exhibits) and any new registration statement containing the Prospectus and, in each case, any amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement Among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of counsel to the Company and the Guarantors, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Trustee and its counsel, (v) the qualification of the Underwritten Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of the Original Registration Statement and any new registration statement containing the Prospectus, each preliminary prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the Financial Industry Regulatory Authority (“FINRA”) of the terms of the sale of the Underwritten Securities, (x) all other costs and expenses incident to the performance of obligations hereunder which are not otherwise specifically provided for in this Section and (xi) the fees and expenses of any Underwriter acting in the capacity of a “qualified independent underwriter” (as defined in Rule 2720(b)(15) of the Conduct Rules of the National Association of Securities Dealers, Inc.), if applicable.

     (b) Termination of Agreement. If the applicable Terms Agreement is terminated by the Representative in accordance with the provisions of Section 5 hereof, the Company shall reimburse the Underwriters for all of their out of pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company and the Guarantors contained in Section 1 hereof or in certificates of any officer of the Company, any Guarantor or any of their subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. At Closing Time, (i) the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or any Guarantor or related to an offering of Securities shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters, (ii) each preliminary prospectus and the Prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B) and (iii) the Final Term Sheet and any other material required to be filed by the Company and the Guarantors pursuant to Rule 433(d) of the 1933 Act Regulations shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433.

     (b) Opinion of Counsel for Company. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of either of James T. Foran, Esquire, or J. A. Bouknight, Jr., Esquire, counsel for the Company and the Guarantors, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (c) Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Sidley Austin LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Representative. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the Limited Liability Company Act of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

     (d) Officer’s Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change, and the Representative shall have received a certificate of the Chairman, the President or any Vice President of the Company and of an executive officer of each Guarantor, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Change, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company and each Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or any Guarantor or relating to the offering have been instituted, are pending or, to the best of such officer’s knowledge, are threatened by the Commission.

     (e) Accountant’s Comfort Letter. At the time of the execution of the applicable Terms Agreement, the Representative shall be furnished with a letter from Deloitte & Touche LLP dated such date and addressed to the Board of Directors of the Company and the Representative (on its own behalf and as representative of the Underwriters) with copies thereof for each of the Underwriters, to the effect that (i) they are independent public accountants with respect to the Company and its Subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) in their opinion, the audited consolidated financial statements and financial statement schedule(s) incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus and included in the Company’s most recent Annual Report on Form 10-K filed with the Commission under Section 13 of the 1934 Act (the “Form 10-K”) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations; (iii) on the basis of (1) the performance of the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 100, Interim Financial Information, on the unaudited consolidated balance sheets, the unaudited consolidated statements of operations, and the unaudited consolidated statements of cash flows of the Company and its Subsidiaries incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus and included in the Company’s Form 10-Q Quarterly Reports filed with the Commission under Section 13 of the 1934 Act (the “Forms 10-Q”) subsequent to the most recent Form 10-K, (2) a reading of the latest available unaudited financial statements of the Company, (3) a reading of the latest Consent of the Sole Shareholder in Lieu of Annual Meeting, the minutes of Meetings of the Board of Directors of the Company as set forth in the minute books for the current year and certain draft resolutions for subsequent meetings, and (4) inquiries of the officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that (A) any material modifications should be made to the unaudited financial statements included in the Forms 10-Q for them to be in conformity with GAAP; (B) the unaudited financial statements included in the Forms 10-Q do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations; or (C) at the date of the latest available financial statements and at a specified date not more than three business days prior to the date of such letter, there was any change in the common stock or preferred stock or increase in long-term debt (except for such stock and long-term debt acquired for sinking fund purposes or redeemed pursuant to optional redemption or sinking fund provisions, or changes in capital lease obligations incurred in the ordinary course of the Company’s business) of the Company or any decreases in the consolidated net assets or consolidated net current assets of the Company (except as occasioned by the declaration of dividends), in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus or, during the period from the date of such balance sheet to a specified date not more than three business days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, operating income, or net income of the Company, except in each such case as set forth in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Underwriters and the Company and the Guarantors; (iv) in addition to the audit referred to in their report included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus and which are specified by the Underwriters, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its Subsidiaries identified in such letter; provided, that said letter may vary from requirements specified above in such manner as the Representative may deem not to be material or as may be acceptable to the Representative with the consent of Underwriters who, together with the Representative, have agreed to purchase in the aggregate 50% or more of the Underwritten Securities.

     (f) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (g) Ratings. At Closing Time and at any relevant Date of Delivery, the Underwritten Securities shall have the ratings accorded by any “nationally recognized statistical rating organization,” as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, as specified in the applicable Terms Agreement, and the Company shall have delivered to the Representative a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Representative, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company’s or any Guarantor’s other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company’s or any Guarantor’s other securities.

     (h) Approval of Listing. At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

     (i) No Objection. If the Registration Statement or an offering of Underwritten Securities has been filed with FINRA for review, FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (j) Lock-up Agreements. On the date of the applicable Terms Agreement, the Representative shall have received, in form and substance satisfactory to it, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons listed therein.

     (k) Over-Allotment Option. In the event that the Underwriters are granted an over-allotment option by the Company in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company and the Guarantors contained herein and the statements in any certificates furnished by the Company, any Guarantor or any of their subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, the Representative shall have received:

     (1) A certificate, dated such Date of Delivery, of the Chairman, the President or any Vice President of the Company and of an executive officer of each Guarantor, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

     (2) The favorable opinion of either of James T. Foran, Esquire, or J. A. Bouknight, Jr., Esquire, counsel for the Company and each Guarantor, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof.

     (3) The favorable opinion of Sidley Austin LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(c) hereof.

     (4) A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

     (5) Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company’s or any Guarantor’s other securities by any nationally recognized statistical rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company’s or any Guarantor’s other securities.

     (l) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and each Guarantor in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

     (m) Termination of Terms Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement (or, with respect to the Underwriters’ exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery) may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.

     (a) Indemnification of Underwriters. The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter and their respective partners, directors and officers and each person, if any, who controls any Underwriter (collectively, “Underwriter Indemnified Parties”) within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) or in any “issuer information” (as defined in Rule 433 of the 1933 Act Regulations) of the Company that is filed or required to be filed under Rule 433(d) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (i) above or any alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

     (iii) against any and all expense whatsoever, as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) or made in reliance upon the Trustee’s Statement of Eligibility filed as an exhibit to the Registration Statement.

     (b) In no case shall the Company or any Guarantor be liable under the indemnity agreement set forth in Section 6(a) hereof with respect to any claim made against any Underwriter Indemnified Party unless such party shall be notified in writing of the nature of the claim promptly after the assertion thereof, but failure to so notify such party shall not relieve it from any liability which it may have otherwise than on account of said indemnity agreement. The Company and the Guarantors shall be entitled to participate at their own expense in the defense, or, if they so elect, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if they so elect to assume the defense, such defense shall be conducted by counsel chosen by them and approved by the Underwriter Indemnified Parties who are party to such suit, which approval shall not be unreasonably withheld. In the event that the Company and the Guarantors elect to assume the defense of any such suit and retain such counsel, the Underwriter Indemnified Parties who are party to such suit shall bear the fees and expenses of any additional counsel thereafter retained by them. In the event that the parties to any such action (including impleaded parties) include the Company or the Guarantors and one or more Underwriters and any such Underwriter shall have been advised by counsel chosen by it and satisfactory to the Company, as the case may be, that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or any Guarantor, neither the Company nor any Guarantor shall have the right to assume the defense of such action on behalf of such Underwriter and the Company and the Guarantors will reimburse, without duplication, such Underwriter Indemnified Parties as aforesaid for the reasonable fees and expenses of any counsel retained by them, it being understood that the Company and the Guarantors shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriter Indemnified Parties, which firm shall be designated by the Representative in writing. The Company agrees to notify the Representative promptly after the assertion of any claim against it, any Guarantor, any of their respective directors, any of their respective officers who signed the Registration Statement, or any person who controls it or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in connection with the offering and sale of the Securities.

     (c) Indemnification of the Company, the Guarantors, Directors and Officers. The Underwriters, severally and not jointly, agree to indemnify and hold harmless the Company, the Guarantors, their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and the Guarantors by an Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, such Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company, any Guarantor or any person so indemnified based on the Registration Statement (or any amendment thereto) or such preliminary prospectus, such Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company and the Guarantors, and the Company and the Guarantors and each person so indemnified shall have the rights and duties given to the Underwriters by the provisions of Section 6(b) hereof.

     (d) The indemnity agreements contained in this Section 6 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, the Guarantors, or any Underwriter Indemnified Parties, and shall survive the delivery of the Securities to the Underwriters.

     (e) Settlement. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Guarantors and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreements incurred by the Company, the Guarantors and the Underwriters, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount in the Terms Agreement or appearing on the cover page of the Prospectus relating to the Securities bears to the initial public offering price appearing thereon and the

Company and the Guarantors are responsible for the balance; provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Underwriter in connection with the offering of the Securities that was the subject of the claim for indemnification exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each Underwriter Indemnified Party shall have the same rights to contribution as the Underwriters, and each director of the Company or any Guarantor, each officer of the Company or any Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Guarantors. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting obligations, and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company, any Guarantor or any of their subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or any Guarantor, and shall survive delivery of and payment for the Underwritten Securities.

     If this Underwriting Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Guarantors shall not be under any liability to any Underwriter except as provided in Sections 4, 6 and 7 hereof; but if, for any other reason, the transactions contemplated herein are not consummated, the Company and the Guarantors will reimburse the Underwriters for all out of pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Guarantors shall then be under no further liability to the Underwriters in respect of the Securities not so delivered except as provided in Sections 4, 6 and 7 hereof. Except as provided above, the Company and the Guarantors shall not be liable to the Underwriters for damages on account of any other consequential damages or loss of anticipated profits.

     In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative or by the Representative on behalf of the Underwriters.

     SECTION 9. Termination.

     (a) Underwriting Agreement. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company and the Guarantors or by the Representative upon the giving of 30 days’ prior written notice of such termination to the other party hereto.

     (b) Terms Agreement. The Representative may terminate the applicable Terms Agreement, by notice to the Company and the Guarantors, at any time at or prior to the Closing Time or any relevant Date of Delivery, (i) if there has been, since the time of execution of this Underwriting Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any securities of the Company or any Guarantor has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the NYSE AMEX Equities or the New York Stock Exchange or in the Nasdaq Stock Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either federal or New York authorities or (v) if the rating accorded the Securities or any debt securities or other security of the Company or any Guarantor, by any nationally recognized statistical rating organization shall have been decreased or withdrawn or any such rating organization has publicly announced or given notice of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

     (c) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the “Defaulted Securities”), then the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 36-hour period, then:

(a)	if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters; or

(b)	if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters’ exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company and the Guarantors to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company and the Guarantors with respect to the related Option Underwritten Securities, as the case may be, either the Representative, on the one hand, or the Company and the Guarantors, on the other, shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.

     SECTION 11. No Advisory or Fiduciary Relationship. The Company and each Guarantor, jointly and severally, acknowledges and agrees that (a) the purchase and sale of the Underwritten Securities pursuant to this Underwriting Agreement and the applicable Terms Agreement, including the determination of the public offering price of the Underwritten Securities and any related discounts and commissions, is an arm’s-length commercial transaction among the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, (b) in connection with the offering contemplated by this Underwriting Agreement and the applicable Terms Agreement and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any Guarantor, or their members, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Guarantor on other matters) and no Underwriter has any obligation to the Company or any Guarantor with respect to the offering contemplated by this Underwriting Agreement and the applicable Terms Agreement except the obligations expressly set forth in this Underwriting Agreement and the applicable Terms Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or any Guarantor and (e) no Underwriter has provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated by this Underwriting Agreement and the applicable Terms Agreement and the Company and each Guarantor has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

     SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at [__________________], Attention: [____________]; and notices to the Company or the Guarantors shall be directed to them at 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101, attention of [______].

     SECTION 13. Parties. This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the Company, the Guarantors, the Representative and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15. Counterparts. This Underwriting Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     SECTION 16. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between the Representative and the Company and the Guarantors in accordance with its terms.

Very truly yours,

PSEG POWER LLC

By:

Name:
Title:

PSEG NUCLEAR LLC

By:

Name:
Title:

PSEG FOSSIL LLC

By:

Name:
Title:

PSEG ENERGY RESOURCES & TRADE LLC

By:

Name:
Title:

Confirmed and accepted as of the date first above written:

[NAME OF REPRESENTATIVE]

By:
Authorized Signatory

Acting on behalf of itself and as representative of the other named Underwriters

Exhibit A

PSEG POWER LLC
(a Delaware limited liability company)

Senior Debt Securities

TERMS AGREEMENT

_______________, 20__

To:	PSEG Power LLC 80 Park Plaza, T6A P.O. Box 1171 Newark, NJ 07101-1171

Ladies and Gentlemen:

     We understand that PSEG Power LLC, a Delaware limited liability company (the “Company”), proposes to issue and sell $_____________ aggregate principal amount of its senior debt securities (the “Debt Securities”) (such securities also being hereinafter referred to as the “Underwritten Securities”). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the “Underwriters”) offer to purchase, severally and not jointly, the principal amount of Underwritten Securities opposite their names set forth below at the purchase price set forth below.

Underwriter	Principal Amount of Underwritten Securities
$

Total	$

The Underwritten Securities shall have the following terms:

Title of Securities:
Rank:
Ratings:	Moody’s Investors Service, Inc.:
Standard & Poor’s Ratings Services:
Fitch, Inc.:

Aggregate principal amount:
Aggregate principal amount of Option Underwritten Securities:
Denominations:
Currency of payment:
Interest rate or formula:
Interest payment dates:
Regular record dates:
Stated maturity date:
Redemption and/or repayment provisions:
Sinking fund requirements:
Listing requirements:
Black-out provisions:
Method of Offering: Fixed Price:       % of principal amount plus accrued interest, if any from       , 20    .
                                  Variable Price:
Initial public offering price per security:       % of principal amount (payable in [same] [next] day funds) plus accrued interest, if any, from       , 20    .
Purchase price per security:       % of principal amount plus accrued interest, if any, from       , 20  .
Form:
Issuer General Use Free Writing Prospectus (including the Final Term Sheet, if applicable): See Schedule A hereto.
Applicable Time:
Other terms and conditions:
Closing date and location:

     All of the provisions contained in the document attached as Annex I hereto entitled “PSEG POWER LLC – Senior Debt Securities – Underwriting Agreement” are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than            o’clock P.M. (New York City time) on ______________, 20__ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

Very truly yours,
[UNDERWRITERS]

By:[Representative]
Authorized Signatory

Acting on behalf of itself and as representative
of the other named Underwriters.

Accepted:

PSEG POWER LLC

By:

Name:
Title:

PSEG NUCLEAR LLC

By:

Name:
Title:

PSEG FOSSIL LLC

By:

Name:
Title:

PSEG ENERGY RESOURCES & TRADE LLC

By:

Name:
Title:

Schedule A
to Terms Agreement

[Attach Issuer Free Writing Prospectus(es)]

Exhibit B

FORM OF OPINION OF COMPANY COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(b)

     (1) The Company has been duly organized, is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization, has the requisite power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement and the applicable Terms Agreement and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change.

     (2) Each Guarantor and each Significant Subsidiary has been duly incorporated or organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, has the power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change. All of the issued shares of capital stock or membership interests of each Guarantor and each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or a direct wholly-owned Subsidiary of the Company or a Guarantor, as the case may be, free and clear of all liens, encumbrances, equities or claims. None of the outstanding shares of capital stock or membership interests of any Guarantor or Significant Subsidiary were issued in violation of preemptive or other similar rights of any security holder of such Guarantor or Significant Subsidiary, as the case may be.

     (3) The authorized, issued and outstanding membership interest of the Company is as set forth in the Company’s most recent Annual Report on Form 10-K or, if applicable, subsequent Quarterly Report on Form 10-Q (except for subsequent issuances thereof, if any, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of convertible securities or options, in each case which are referred to in the Registration Statement, the General Disclosure Package and the Prospectus). The sole membership interest in the Company has been duly authorized and validly issued by the Company and is fully paid and non-assessable and is directly owned by Public Service Enterprise Group Incorporated, free and clear of all liens, encumbrances, equities or claims and such membership interest was not issued in violation of preemptive or other similar rights of any security holder of the Company.

     (4) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company and each Guarantor.

     (5) The Notes have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement. The Notes, when duly executed, issued and authenticated in the manner provided for in the Indenture and delivered against payment of the requisite consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Notes will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

     (6) The Guarantees have been duly authorized by the Guarantors for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement. The Guarantees, when (i) the Guarantees are duly executed and (ii) the Notes are duly executed, issued and authenticated in the manner provided for in the Indenture and delivered against payment of the requisite consideration therefor, will constitute valid and legally binding obligations of each applicable Guarantor, enforceable against each applicable Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any obligations payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. Each registered holder of Notes is entitled to the benefits of the Guarantees.

     (7) The Indenture has been duly authorized, executed and delivered by the Company and each Guarantor and constitutes a valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued or issuable under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

     (8) The Indenture conforms, and, upon issuance in accordance with the Indenture and the Underwriting Agreement, the Underwritten Securities will conform, in all material respects to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and will be substantially in the forms filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     (9) The information in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” in the Annual Report on Form 10-K under “Regulatory Issues” and “Environmental Matters” in Item 1 – Business and under Item 3 – Legal Proceedings, and any updates thereto in subsequent 1934 Act reports of the Company, to the extent that it constitutes matters of law, summaries of legal matters or the Company’s or any Guarantor’s organizational documents, bylaws or legal proceedings, or legal conclusions, has been reviewed by me and fairly presents, in all material respects, the matters therein described.

     (10) To the best of my knowledge, neither the Company nor any of its Subsidiaries is in violation of its certificate of formation or limited liability company agreement, and no default by the Company or any of its Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     (11) The execution, delivery and performance of the Underwriting Agreement, the applicable Terms Agreement, the Indenture, the Notes and the Guarantees and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any Guarantor in connection with the transactions contemplated thereby or in the Registration Statement, the General Disclosure Package and the Prospectus and the consummation of the transactions contemplated therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described therein) and compliance by the Company and the Guarantors with their obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the organizational documents or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations.

     (12) To the best of my knowledge, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any Subsidiary is a party or to which the assets, properties or operations of the Company or any Subsidiary is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Change or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under the Underwriting Agreement, the applicable Terms Agreement, the Notes, the Guarantees or the Indenture or the performance by the Company or any Guarantor of their respective obligations thereunder.

     (13) All descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of contracts and other documents to which the Company, any Guarantor or their subsidiaries are a party fairly present, in all material respects, the matters therein described. To the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (14) To the best of my knowledge, there are no statutes or regulations that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus that are not described as required.

     (15) The Registration Statement has been declared effective under the 1933 Act. Any required filing of any preliminary prospectus supplement and of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)). Any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433, including the Final Term Sheet, has been made in the manner and within the time period required by Rule 433(d). To the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

     (16) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom and the Trustee’s Statement of Eligibility on Form T-1 (the “Form T-1”), as to which I express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (17) The documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which I express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

     (18) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution or delivery by the Company and any Guarantor of the Underwriting Agreement, the applicable Terms Agreement, the Notes or the Guarantees or for the performance by the Company and the Guarantors of the transactions contemplated under the Registration Statement, the General Disclosure Package, the Prospectus, the Underwriting Agreement, such Terms Agreement, the Notes, the Guarantees or the Indenture, other than (i) under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable, (ii) such as may be required under state securities or Blue Sky laws, as to which I express no opinion, and (iii) such others that have already been made, obtained or rendered, as applicable.

     (19) The Indenture has been duly qualified under the 1939 Act.

     (20) The Underwritten Securities, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act and the Commodity Exchange Act Regulations.

     (21) Neither the Company nor any Guarantor is, or upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be, an “investment company” within the meaning of the 1940 Act.

     No facts have come to my attention that would lead me to believe that: (i) the Original Registration Statement or any post-effective amendment thereto (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and for the Form T-1, as to which I make no statement), at the time the Original Registration Statement or any such amendment thereto became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement, including the Rule 430B Information (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and for the Form T-1, as to which I make no statement), at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the General Disclosure Package (except for the financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which I make no statement), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) the Prospectus or any amendment or supplement thereto (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which I make no statement), at the time the

Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent he deems proper, on certificates of responsible officers of the Company and the Guarantors and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).